Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
10.	Related Party Transactions

Services Agreement

In November 2006, the Company entered into a consulting contract with Paramount BioSciences, LLC (“PBS”) an affiliate of a principal stockholder and director of the Company (the “Principal Stockholder/Director”), under which PBS provided certain drug development, professional, administrative and accounting services. Total fees for the period from inception to December 31, 2008 were $550,000. Since December 31, 2008 no fees have been incurred.

Placement Agent

Paramount BioCapital, Inc. (“PBC”), an affiliate of the Principal Stockholder/Director of the Company, acted as placement agent for the private placement of the Company’s Senior Convertible Notes, PCP Notes, and Series A Shares (see Note 11). For the services rendered, PBC received cash payments for commissions and reimbursement of expenses as well as warrants to purchase Common Stock (see Notes 11 and 13).

Other Related Parties

The Principal Stockholder/Director, individually and through certain trusts owned in excess of 10% of the Company’s issued and outstanding Common Stock as of December 31, 2011. In addition, certain trusts established for the benefit of family members of the Principal Stockholder/Director beneficially owned an aggregate of approximately 7.9% of the Company’s outstanding capital stock as of December 31, 2011.

National Securities Corporation, placement agent for our Series C Share financing (see Note 12), is a related party to the Principal Stockholder/Director.

A non-employee director and one of the Company’s previous officers are or were employees of PBS.